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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                         L-3 COMMUNICATIONS CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-3937436
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                   APCOM, INC.
               (Exact name of obligor as specified in its charter)

Maryland                                                     52-1291447
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              BROADCAST SPORTS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-1977327
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        D.P. ASSOCIATES INC. (Exact name
                     of obligor as specified in its charter)

Virginia                                                     54-1389520
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              ELECTRODYNAMICS, INC.
               (Exact name of obligor as specified in its charter)

Arizona                                                      36-3140903
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                 HENSCHEL, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     23-2554418
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    HYGIENETICS ENVIRONMENTAL SERVICES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-3992505
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       INTERSTATE ELECTRONICS CORPORATION
               (Exact name of obligor as specified in its charter)

California                                                   95-1912832
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          KDI PRECISION PRODUCTS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     31-0740721
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        L-3 COMMUNICATIONS AEROMET, INC.
               (Exact name of obligor as specified in its charter)

Oregon                                                       73-1291165
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                      -2-

                      L-3 COMMUNICATIONS AIS GP CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-4137187
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-1865601
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      L-3 COMMUNICATIONS AVYSIS CORPORATION
               (Exact name of obligor as specified in its charter)

Texas                                                        74-2616165
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      L-3 COMMUNICATIONS AYDIN CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                     23-1686808
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      L-3 COMMUNICATIONS CE HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     54-1098648
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

              L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION
               (Exact name of obligor as specified in its charter)

Ohio                                                         31-0826926
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          L-3 COMMUNICATIONS CSI, INC.
               (Exact name of obligor as specified in its charter)

California                                                   77-0365380
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         L-3 COMMUNICATIONS ESSCO, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     04-2281486
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

              L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     02-0654591
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     75-3089735
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                  L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.
               (Exact name of obligor as specified in its charter)

Virginia                                                     54-1349668
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-3992952
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                   L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                                     03-0391841
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       L-3 COMMUNICATIONS INVESTMENTS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     51-0260723
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                      -4-

                    L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     02-0277515
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                     L-3 COMMUNICATIONS MAS (US) CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                     55-0765280
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    L-3 COMMUNICATIONS SECURITY AND DETECTION
                                  SYSTEMS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     04-3054475
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                 L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

California                                                   77-0268547
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

              L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     42-1569647
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                     L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     64-0941176
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                     L-3 COMMUNICATIONS WESTWOOD CORPORATION
               (Exact name of obligor as specified in its charter)

Nevada                                                       87-0430944
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          MCTI ACQUISITION CORPORATION
               (Exact name of obligor as specified in its charter)

Maryland                                                     13-4109777
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

               MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
               (Exact name of obligor as specified in its charter)

Maryland                                                     59-3500774
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              MICRODYNE CORPORATION
               (Exact name of obligor as specified in its charter)

Maryland                                                     52-0856493
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       MICRODYNE OUTSOURCING INCORPORATED
               (Exact name of obligor as specified in its charter)

Maryland                                                     33-0797639
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                   MPRI, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     54-1439937
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                  PAC ORD INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     23-2523436
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               POWER PARAGON, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     33-0638510
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                      -6-

                              SHIP ANALYTICS, INC.
               (Exact name of obligor as specified in its charter)

Connecticut                                                  06-0966471
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       SHIP ANALYTICS INTERNATIONAL, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     06-1336772
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                            SHIP ANALYTICS USA, INC.
               (Exact name of obligor as specified in its charter)

Connecticut                                                  06-1364417
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          SPD ELECTRICAL SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     23-2457758
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              SPD SWITCHGEAR, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     23-2510039
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              SYCOLEMAN CORPORATION
               (Exact name of obligor as specified in its charter)

Florida                                                      59-2039476
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          TROLL TECHNOLOGY CORPORATION
               (Exact name of obligor as specified in its charter)

California                                                   95-4552257
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               WESCAM AIR OPS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-2304424
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               WESCAM AIR OPS LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-2295476
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                            WESCAM HOLDINGS (US) INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     51-0376332
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               WESCAM INCORPORATED
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3316817
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                   WESCAM LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     91-2077866
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               WESCAM SONOMA INC.
               (Exact name of obligor as specified in its charter)

California                                                   95-2942016
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                      -8-

                                WOLF COACH, INC.
               (Exact name of obligor as specified in its charter)

Massachusetts                                                04-2482502
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

600 Third Avenue
New York, New York                                           10016
(Address of principal executive offices)                     (Zip code)

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               5-7/8% Series B Senior Subordinated Notes due 2015
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT
     IS SUBJECT.

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                  Name                                Address

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     Superintendent of Banks of the          2 Rector Street, New York,
     State of New York                       N.Y.  10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York        33 Liberty Plaza, New York,
                                             N.Y.  10045

     Federal Deposit Insurance               Washington, D.C. 20429
     Corporation

     New York Clearing House Association     New York, New York 10005

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
     AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
     INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
     7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
     229.10(D).

     1.   A copy of the Organization Certificate of The Bank of New York
          (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to
          Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to
          Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

     4.   A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          333-106702.)

     7.   A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -10-

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of January, 2005.

                                       THE BANK OF NEW YORK

                                       By:  /s/  ROBERT MASSIMILLO
                                            ------------------------------------
                                            Name:  ROBERT MASSIMILLO
                                            Title: VICE PRESIDENT

                                                                       EXHIBIT 7
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30,
2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                           Dollar Amounts
ASSETS                                                                      In Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ....................   $ 3,036,306
   Interest-bearing balances .............................................     9,034,655
Securities:
   Held-to-maturity securities ...........................................     1,693,598
   Available-for-sale securities .........................................    20,325,634
Federal funds sold and securities purchased under
   agreements to resell
   Federal funds sold in domestic offices ................................        19,100
   Securities purchased under agreements to
   resell ................................................................     4,324,992
Loans and lease financing receivables:
   Loans and leases held for sale ........................................         6,685
   Loans and leases, net of unearned
     income ..............................................................    37,402,355
   LESS: Allowance for loan and
     lease losses ........................................................       594,211
   Loans and leases, net of unearned
     income and allowance ................................................    36,808,144
Trading Assets ...........................................................     3,420,107
Premises and fixed assets (including capitalized
   leases) ...............................................................       969,419
Other real estate owned ..................................................         1,253
Investments in unconsolidated subsidiaries and
   associated companies ..................................................       253,729
Customers' liability to this bank on acceptances
   outstanding ...........................................................       166,157
Intangible assets
   Goodwill ..............................................................     2,708,882
   Other intangible assets ...............................................       748,171

Other assets .............................................................     6,998,625
                                                                             -----------
Total assets .............................................................   $90,515,457
                                                                             ===========

LIABILITIES
Deposits:
   In domestic offices ...................................................   $40,236,165
   Noninterest-bearing ...................................................    15,201,748
   Interest-bearing ......................................................    25,034,417
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..............................................    24,110,224
   Noninterest-bearing ...................................................       300,559
   Interest-bearing ......................................................    23,809,665
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic
     offices .............................................................       717,565
   Securities sold under agreements to
     repurchase ..........................................................       812,853
Trading liabilities ......................................................     2,598,442
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .............................................     4,158,526
Not applicable
Bank's liability on acceptances executed and
   outstanding ...........................................................       167,267
Subordinated notes and debentures ........................................     2,389,088
Other liabilities ........................................................     6,730,454
                                                                             -----------
Total liabilities ........................................................   $81,920,584
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Minority interest in consolidated
   subsidiaries ..........................................................       142,058

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus ...............................................................             0
Common stock .............................................................     1,135,284
Surplus ..................................................................     2,087,205
Retained earnings ........................................................     5,213,125
Accumulated other comprehensive income ...................................        17,201
Other equity capital components ..........................................             0
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Total equity capital .....................................................     8,452,815
                                                                             -----------
Total liabilities, minority interest, and equity
   capital ...............................................................   $90,515,457
                                                                             ===========

I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                            --
Thomas A. Renyi               |
Gerald L. Hassell             |                Directors
Alan R. Griffith              |
                            --

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